Management Presentation Stagwell Inc. Third Quarter 2021 Results November 3, 2021

1 This presentation contains forward-looking statements. Statements in this presentation that are not historical facts, including without limitation the information under the heading "Financial Outlook" and statements about the Company’s beliefs and expectations, earnings (loss) guidance, recent business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Words such as “estimates”, “expects”, “contemplates”, “will”, “anticipates”, “projects”, “plans”, “intends”, “believes”, “forecasts”, “may”, “should”, and variations of such words or similar expressions are intended to identify forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients, including as a result of the novel coronavirus pandemic (“COVID-19”); • the effects of the outbreak of COVID-19, including the measures to reduce its spread, and the impact on the economy and demand for our services, which may precipitate or exacerbate other risks and uncertainties; • an inability to realize expected benefits of the redomiciliation of the Company from the federal jurisdiction of Canada to the State of Delaware (the “Redomiciliation”) and the subsequent combination of the Company’s business with the business of the subsidiaries of Stagwell Media LP (“Stagwell”) that own and operate a portfolio of marketing services companies (the “Business Combination” and, together with the Redomiciliation, the “Transactions”) or the occurrence of difficulties in connection with the Transactions; • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the impact of uncertainty associated with the Transactions on the Company’s businesses; • direct or indirect costs associated with the Transactions, which could be greater than expected; • risks associated with severe effects of international, national and regional economic conditions; • the Company’s ability to attract new clients and retain existing clients; • reduction in client spending and changes in client advertising, marketing and corporate communications requirements; FORWARD LOOKING STATEMENTS & OTHER INFORMATION

2 • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to achieve the full amount of its stated cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the successful completion and integration of acquisitions which complement and expand the Company’s business capabilities; and • foreign currency fluctuations. Investors should carefully consider these risk factors and the additional risk factors outlined in more detail in the Company's Annual Report on Form 10-K and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION (Cont.)

3 SUMMARY REPORTED RESULTS • GAAP revenue of $466.6 million in the third quarter versus $228.1 million in the prior year period, an increase of 104.6%; and $857.4 million in the nine months ended September 30, 2021 versus $575.0 million in the prior year period, an increase of 49.1%. • Net revenue of $409.1 million million in the third quarter versus $152.9 million in the prior year period, an increase of 167.6%; and $749.2 million in the nine months ended September 30, 2021 versus $434.1 million in the prior year period, an increase of 72.6%. • Organic net revenue increase 53.8% in the third quarter of 2021 and 31.8% for the nine months ended September 30, 2021. • Net loss attributable to Stagwell common shareholders of $2.1 million in the third quarter of 2021 versus net income of $17.8 million in the prior year period; and $14.1 million in the nine months ended September 30, 2021 versus a net loss of $34.1 million in the prior year period. • Adjusted EBITDA of $87.5 million in the third quarter versus $37.1 million in the prior year period, an increase of 135.8%; and $150.1 million in the nine months ended September 30, 2021 versus $79.0 million in the prior year period, an increase of 90.0% Note: See appendix for definitions of Non-GAAP Financial Measures

4 SUMMARY PRO FORMA RESULTS • Pro Forma GAAP revenue of $554.5 million in the third quarter versus $511.5 million in the prior year period, an increase of 8.4%; and $1,598.5 million in the nine months ended September 30, 2021 versus $1,445.9 million in the prior year period, an increase of 10.6% • Pro Forma net revenue of $498.1 million in the third quarter versus $397.8 million in the prior year period, an increase of 25.2%; and $1,407.1 million in the nine months ended September 30, 2021 versus $1,185.39 million in the prior year period, an increase of 18.7%. • Pro Forma organic net revenue increased 22.8% in the third quarter and 15.6% for the nine months ended September 30, 2021. • Pro Forma adjusted EBITDA for the three months ended September 30, 2021 was $100.3 million versus $89.3 million in the prior year period, an increase of 12.4%. Pro forma adjusted EBITDA Margin was 20.1%, compared to 22.4% in the prior year period. • Pro Forma adjusted EBITDA for the nine months ended September 30, 2021 was $275.3 million versus $205.9 million in the prior year period, an increase of 33.7%. Adjusted EBITDA Margin was 19.6%, compared to 17.4% in the prior year period. • Net New Business wins totaled $63.7 million in the third quarter. Note: See appendix for definitions of Non-GAAP Financial Measures

5 CONSOLIDATED REVENUE AND EARNINGS (US$ in millions, except percentages) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 % Change 2021 2020 % Change Revenue $ 466.6 $ 228.1 104.6% $ 857.4 $ 575.0 49.1 % Operating Expenses Cost of services 324.8 149.0 NM % 558.9 373.1 49.8 % Office and general expenses 121.8 42.7 NM % 226.7 127.2 78.3 % Depreciation and amortization 24.8 10.0 NM % 46.1 29.8 NM % Impairment and other losses 14.9 — — % 14.9 — — % Operating income (loss) (19.6) 26.4 NM % 10.8 44.9 NM % Interest expense, net (11.9) (1.8) (15.2) (4.7) Foreign exchange, net (0.9) (0.9) (2.0) 0.8 Other, net 45.6 0.3 46.8 0.9 Income tax expense 5.2 2.6 9.2 3.2 Equity in losses (income) of non-consolidated affiliates (0.1) — (0.1) — Net income 7.9 21.4 31.2 38.8 Net income attributable to the noncontrolling interest (10.0) (3.6) (11.0) (4.6) Net income allocated to convertible preference shares — — (6.1) — Net income (loss) attributable to Stagwell Inc. common shareholders $ (2.1) $ 17.8 $ 14.1 $ 34.1 Note: See appendix for definitions of Non-GAAP Financial Measures Note: Actuals may not foot due to rounding

6 PRO FORMA NET REVENUE SUMMARY (US$ in millions, except percentages) Components of Change Change Three Months Ended September 30, 2020 Foreign Currency Net Acquisitions (Divestitures) Organic Total Change Three Months Ended September 30, 2021 Organic Total Integrated Agencies Network $ 250.5 $ 2.8 $ 5.7 $ 66.5 $ 75.0 $ 325.3 26.5 29.9 Media Network 84.9 (1.4) — 27.7 26.3 111.1 32.6% 31.0 % Communications Network 57.4 0.3 — (3.5) (3.2) 54.2 (6.1) % (5.6) % All Other 5.1 1.3 0.8 0.2 2.3 7.4 3.9% 45.1% $ 397.8 $ 3.0 $ 6.5 $ 90.8 $ 100.4 $ 498.1 22.8% 25.2 % Components of Change Change Nine Months Ended September 30, 2020 Foreign Currency Net Acquisitions (Divestitures) Organic Total Change Nine Months Ended September 30, 2021 Organic Total Integrated Agencies Network $ 755.5 $ 10.8 $ 20.6 $ 145.1 $ 176.5 $ 932.1 19.2% 23.4 % Media Network 265.0 -1.9 0.0 34.9 33.0 298.0 13.2% 12.5 % Communications Network 149.3 1.1 0.0 3.7 4.8 154.1 2.5% 3.2 % All Other 15.6 4.9 0.8 1.7 7.4 23.0 10.9% 47.4% $ 1,185.4 $ 15.0 $ 21.4 $ 185.3 $ 221.7 $ 1,407.1 15.6% 18.7 % Note: Actuals may not foot due to rounding

7 NET REVENUE BY LINE OF BUSINESS Digital 37% Creative 34% Public Relations 13% Research 9% Media 4% Other 2% Experiential 1% Q3 2021 Mix

8 PRO FORMA ADJUSTED EBITDA (1)Adjusted EBITDA is a non-GAAP financial measure. See appendix for the definition. Note: Actuals may not foot due to rounding. (US$ in millions, except percentages) Three Months Ended September 30, Nine Months Ended September 30, 2021 2020 % Change 2021 2020 % Change Integrated Agencies Network $ 79.4 $ 64.3 23.6% $ 222.5 $ 157.5 41.3 % Media Network 17.0 11.2 51.6% 43.6 23.0 89.8 % Communications Network 11.9 23.3 (48.8) % 36.5 48.5 (24.7) % All Other 0.3 (0.3) (222.3) % (1.3) (0.9) 47.2 % Corporate (8.4) (9.3) (8.8) % (26.0) (22.2) 17.1 % Adjusted EBITDA (1) $ 100.3 $ 89.3 12.4% $ 275.3 $ 205.9 33.7 % Adjusted EBITDA margin 20.1% 22.4% 19.6% 17.4%

9 SUMMARY OF CASH FLOW (US$ in millions) Nine Months Ended September 30, 2021 2020 Net cash provided by operating activities $ 29.4 $ 93.2 Net cash provided by (used in) investing activities 154.0 (16.4) Net cash used in financing activities (164.4) (43.7) Effect of exchange rate changes on cash and cash equivalents 4.1 0.6 Net increase in cash and cash equivalents 23.0 33.6 Cash and cash equivalents at beginning of period 92.5 63.9 Cash and cash equivalents at end of period $ 115.5 $ 97.5 Supplemental disclosures: Cash income taxes paid $ 42.3 $ (3.6) Cash interest paid $ 16.2 $ 7.3 Note: Actuals may not foot due to rounding.

10 2021 FINANCIAL OUTLOOK 2021 financial guidance is as follows: • Revenue for 2021, on a pro forma basis giving effect to the combination as if it was completed on January 1, 2021, is estimated to be $2.150 to $2.180 billion, including approximately $755 million for legacy MDC for the seven-month period ended July 31, 2021. • Adjusted EBITDA for 2021, on a pro forma basis giving effect to the combination as if it was completed on January 1, 2021, is estimated to be $370 to $380 million, including approximately $124 million for legacy MDC for the seven-month period ended July 31, 2021. • Guidance assumes no impact from foreign exchange or acquisitions or dispositions. The Company has excluded a quantitative reconciliation with respect to the Company’s 2021 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K See "Non-GAAP Financial Measures" below for additional information.

11 AVAILABLE LIQUIDITY1 1 Subject to available borrowings under the Credit Facility. Note: Actuals may not foot due to rounding (US$ in millions) September 30, 2021 Commitment Under Facility $ 500.0 Drawn 181.6 Undrawn Letters of Credit 25.6 Undrawn Commitments Under Facility (1) $ 292.8 Total Cash & Cash Equivalents 115.5 Liquidity $ 408.3

12 DEFINITION OF NON-GAAP FINANCIAL MEASURES In addition to its reported results, Stagwell Inc. has included in its earnings release and supplemental management presentation certain financial results that the Securities and Exchange Commission defines as "non-GAAP financial measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Organic Revenue: Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respectively, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic revenue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms which the Company has held throughout each of the comparable periods presented, and (b) “non- GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisitions as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such dispositions as if they had been disposed of during the equivalent period in the prior year. Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. Adjusted EBITDA: Adjusted EBITDA is a non-GAAP financial measure that represents Net income (loss) attributable to Stagwell Inc. common shareholders plus or minus non-operating items to operating income (loss) plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items, net which includes items such as merger related costs, severance expense and other restructuring expenses. Included in this earnings release are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures. Note: A reconciliation of non-GAAP to US GAAP reported results has been provided by the Company in the tables included herein.

Stagwell Inc. One World Trade Center, Floor 65 New York, NY 10007 646-429-1800 www.stagwellglobal.com